                                                                    Exhibit 10.3


                                 LEASE AGREEMENT

                                 By and Between


                             Pinecrest Care Center,
                           an Ohio general partnership
                                    "Lessor"


                                       and


                           Arbor Health Care Company,
                             a Delaware Corporation
                                    "Lessee"





                                  July 23, 1997

                                TABLE OF CONTENTS
                                -----------------

1.       FACILITY.................................................................................................1

2.       LEASE TERM...............................................................................................1

3.       RENT.....................................................................................................1
                  (a)      Rent During the Initial Term...........................................................1
                  (b)      Rent During Extended Term(s)...........................................................2

4.       USE; REVENUES............................................................................................2

5.       LESSOR'S TITLE...........................................................................................2

6.       COVENANTS OF LESSEE......................................................................................3
                  (a)      Operation of Premises..................................................................3
                  (b)      Business Use...........................................................................3
                  (c)      Lawful use.............................................................................4
                  (d)      Hold Harmless..........................................................................4
                  (e)      Creation of Additional Hazards.........................................................4
                  (f)      Utilities..............................................................................4
                  (g)      Provisions as to Maintenance, Repair, Replacement, and Restoration.....................4
                  (h)      Alterations and Improvements...........................................................4
                  (i)      Liens..................................................................................5
                  (j)      Taxes and Fees.........................................................................5
                  (k)      Insurance and Liability................................................................5
                  (l)      Lessee's Failure to Maintain Insurance, Pay Liens, Utilities, Taxes....................6
                  (m)      Fixtures and Personal Property.........................................................6
                  (n)      Surrender of Possession at End of Lease................................................6
                  (o)      Assignment of Lease....................................................................6
                  (p)      Right of Entry.........................................................................7
                  (q)      Rent Demand............................................................................7
                  (r)      Lessor Liability.......................................................................7
                  (s)      Cumulative Nature of Lessor's Rights...................................................7
                  (t)      Lessee's Personalty....................................................................7
                  (u)      Hold-Over..............................................................................7
                  (v)      Triple Net Lease.......................................................................7

7.       COVENANTS OF LESSOR......................................................................................7
                  (a)      Quiet Enjoyment........................................................................7
                  (b)      Absence of Deficiencies................................................................8
                  (c)      Management and Control.................................................................8
                  (d)      Lessor's Other Warranties..............................................................8

8.       CONDITIONS...............................................................................................9


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
9.       PROVISIONS AS TO LOSS OF USE OF PREMISES................................................................11

10.      ACCESS TO RECORDS.......................................................................................11

11.      INDEMNIFICATION.........................................................................................12

12.      DEFAULT BY LESSEE.......................................................................................12

13.      LESSOR'S BREACH.........................................................................................13

14.      NO ASSUMPTION OF LIABILITIES............................................................................13

15.      MANAGEMENT BY LESSEE....................................................................................13

16.      FORCE MAJEURE...........................................................................................14

17       REPLACEMENT RESERVE.....................................................................................14

18.      TERMINATION PAYMENTS....................................................................................14

19.      BROKERS.................................................................................................14

20.      NOTICES.................................................................................................15

21.      MEMORANDUM OF LEASE.....................................................................................15

22.      RELATIONSHIP............................................................................................15

23.      WAIVER..................................................................................................16

24.      ENTIRE AGREEMENT........................................................................................16

25.      AMENDMENTS..............................................................................................16

26.      BINDING EFFECT..........................................................................................16

27.      HEADINGS................................................................................................16

28.      USE OF NAME.............................................................................................16

29.      GOVERNING LAW...........................................................................................16

30.      ATTORNEYS FEES..........................................................................................16

31.      AUTHORITY...............................................................................................16

32.      SECURITY DEPOSIT........................................................................................16



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                                 LEASE AGREEMENT
                                 ---------------


         This Lease Agreement ("Lease") is made as of this 23rd day of July, 1997, by and between PINECREST CARE CENTER, an Ohio general partnership, c/o Gerald E. Vallee, 936 S.R. 160, P.O. Box 788, Gallipolis, OH 45631 (hereinafter referred to as "Lessor"), and ARBOR HEALTH CARE COMPANY, a Delaware corporation, of 1100 Shawnee Road, P.O. Box 840, Lima, Ohio 45802-0840 (hereinafter referred to as "Lessee").

         For valuable consideration, the receipt and sufficiency of which are acknowledged, Lessor and Lessee hereby agree as follows:

         1. FACILITY. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the one hundred sixteen (116) bed licensed nursing home facility ("Facility") located at 170 Pinecrest Drive, Gallipolis, Ohio 45631, including the land and all easements, rights, and other appurtenances relating to the land ("Land") more particularly described on Exhibit A attached hereto and made a part hereof. The Facility includes the Land and all buildings, improvements, and fixtures located thereon and all furniture, equipment, and other personal property used in connection with the Facility; including, but not limited to, the furniture, fixtures, equipment, and other personal property being set forth on Exhibit B attached hereto and made a part hereof.

         2. LEASE TERM. The term of this Lease shall commence on September 1, 1997, (Commencement Date" and each September 1 thereafter to be known as the "Anniversary Date"), and shall terminate on August 31, 2002 ("Termination Date"), unless Lessee exercises its right of renewal as hereinafter provided. Such initial five (5) year term shall be referred to as the "Initial Term". Lessor shall give Lessee possession of the Facility on the Commencement Date. As used in this Lease, "Lease Year" means the twelve (12) calendar month period beginning on the Commencement Date and each twelve (12) calendar month period thereafter.

         If no event of default shall have occurred and be continuing, Lessee is hereby granted the right to renew this Lease for three (3) five (5) year optional renewal terms ("Extended Terms"), upon giving written notice to Lessor of each such extension at least one hundred-eighty (180) but not more than three hundred-sixty (360) days prior to the termination of the then current term. During each such Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect.

         3.       RENT.

                  (a) RENT DURING THE INITIAL TERM. Rent in the Lease Years of the Initial Term shall be as follows:

         Lease Year 1 - Two Hundred Forty-Five Thousand and No/100 Dollars ($245,000.00);
         Lease Year 2 - Two Hundred Fifty-Five Thousand and No/100 Dollars ($255,000.00);
         Lease Year 3 - Two Hundred Sixty-Five Thousand and No/100 Dollars ($265,000.00);
         Lease Year 4 - Two Hundred Seventy-Five Thousand and No/100 Dollars ($275,000.00); and
         Lease Year 5 - Two Hundred Eighty-Five Thousand and No/100 Dollars ($285,000.00).

         The rent during each Lease Year shall be paid in advance in equal consecutive monthly installments.

                  (b) RENT DURING EXTENDED TERM(S). For each of the Lease Years of any Extended Term, Lessee agrees to pay in advance to Lessor, as and for rent for the Facility, an amount equal to the sum of: (i) Three Hundred Thousand and No/100 Dollars ($300,000.00) per Lease Year (the "Extended Term Base Rent"); plus (ii) fifty percent (50%) of any increase over and above the Medicaid Capital Cost Property Component in existence at the beginning of the first Lease Year of the first Extended Term to which Lessee or the Facility is entitled to receive ("Additional Rent"). Notwithstanding anything to the contrary stated herein, the aggregate Additional Rent in any Lease Year shall not exceed the total sum of Five Thousand Six Hundred and No/100 Dollars ($5,600.00). The Additional Rent shall be cumulative from year to year so long as the additional Medicaid reimbursement received by Lessee and which serves as the basis for the Additional Rent also continues from year to year.

         The rent during any Extended Term shall be paid in advance in equal monthly installments and shall be based on the Extended Term Base Rent. The Additional Rent shall be effective during the month when any such increased Medicaid Capital Cost Property Component becomes effective, and Lessor's portion shall be paid with the next monthly installment of the Extended Term Base Rent after Lessee shall have received the above-described amount. Notwithstanding the above provision for Additional Rent, no Additional Rent shall be payable in respect of any Medicaid Capital Cost Component paid to Lessee resulting from Lessee's renovations, remodeling, or improvements to the Facility which are paid for by Lessee. Additional Rent shall not be due and payable unless Lessee exercises its option(s) to renew the Lease pursuant to Section 2 hereof. Lessee shall provide Lessor access at all reasonable times to Lessee's books and records to verify Lessee's calculations of Additional Rent.

         4. USE; REVENUES. Lessee intends to use the property leased hereunder to operate a nursing home and/or intermediate care facility in accordance with policies and procedures adopted by Lessee. Lessee agrees to use best efforts to keep all one hundred sixteen (116) beds at the Facility licensed for use throughout the Lease term. Lessor acknowledges that all revenues and receipts of operation shall belong to Lessee. At the Termination Date (unless extended by Lessee in accordance with the terms hereof) and upon written request from Lessor, Lessee shall surrender the physical plant which comprises the Facility with a valid nursing home license issued by the State of Ohio and in a condition which qualifies for Medicare certification as a skilled nursing home facility.Lessee may, in its sole and absolute discretion, reduce the licensed capacity of the facility by up to eight (8) beds at any time during the term of the Lease, and Lessee shall not be required to re-license any such beds upon termination of the Lease.

         5. LESSOR'S TITLE. Lessor represents and warrants to Lessee that it has fee simple and marketable title to the Facility, that it has full right and power to execute and perform this Lease, and that title to the Land and the Facility is free and clear of all mortgages, liens, and encumbrances, except restrictions, conditions, and easements of record, taxes and installments of assessments not yet due and payable, and those other matters set forth on Exhibit C attached hereto (the "Permitted Encumbrances"). Lessor further represents and warrants that the Permitted Encumbrances do not, nor will they prohibit the Facility to be licensed and operated as a nursing home under the laws of the State of Ohio and participate in the state Medicaid and federal Medicare programs and receive

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reimbursements therefore.

         In the event that Lessor shall at any time fail to pay any installments of principal or interest or any other sum under any mortgage or indenture now or hereafter placed on the Facility, Lessee, if not in default under the terms of this Lease, shall have the right, but not the obligation, upon thirty (30) days written notice to Lessor, to pay such principal, interest, and other sums with respect to which Lessor may be in default. Lessee may deduct such nonpayment by Lessor, with interest thereon at the rate provided in Section 6 (l) of this Lease from the date of payment, from the next succeeding installments of rent until Lessee shall have been fully reimbursed for such payment, expense, and interest.

         Lessor represents and warrants that at no time during the term of this Lease will it permit the total, aggregate balance then outstanding under the current mortgage or any future mortgage or mortgage(s) to exceed One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), without the prior written consent of Lessee. Lessor agrees that any mortgagee(s) of the Facility shall, by written, recorded agreement, on request of Lessee, recognize the rights of Lessee under this Lease and assure Lessee of continued and undisturbed occupancy and possession of the Facility regardless of any defaults by Lessor under, or foreclosure by said mortgagee(s) of, the applicable mortgage(s). At the request of Lessor, Lessee shall subordinate its leasehold rights hereunder in whole or in part to the above mortgage or to future mortgages, but only in the event that said mortgage or mortgages shall comply with the terms of this section.

         6. COVENANTS OF LESSEE. Lessee does hereby covenant and agree with Lessor as follows:

                  (a) OPERATION OF PREMISES. Lessee acknowledges that prior business usage of the premises as a nursing home by Lessor or its managers or operators has resulted in the creation of goodwill and that the useful life of the premises extends beyond the term of this Lease and that Lessor may resume the operation of this Lease or upon the termination of this Lease and that the willful failure by Lessee to operate the premises in accordance with applicable Ohio nursing home licensure standards in effect from time to time can cause damage to Lessor. Therefore, Lessee warrants and agrees that it will endeavor to operate the premises at all times during the term of this Lease as a nursing home in accordance with applicable Ohio nursing home licensure standards in effect from time to time.

                  (b) BUSINESS USE. Lessee agrees that the demised premises shall be operated by no other person or firm except upon and with the written consent of Lessor and shall be used for the sole business purpose of a nursing home, including ancillary services directly related to health care services and patient care and comfort. The preceding shall not preclude Lessee's use of third party providers of health care service at the Facility. Lessee agrees to operate its business during each calendar day, unless prevented from doing so by casualty or other conditions set forth in Article 16 hereof. Lessee further covenants that it has or will immediately apply for all the necessary permits and certificates to operate the Facility and will diligently pursue the same and that it shall use best efforts to keep said certificates in full force and effect during the term of this Lease.

                  (c) LAWFUL USE. Lessee will use and occupy the premises and appurtenances thereto in a careful, safe, and proper manner, and will not commit or suffer any waste therein, or

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permit the same to be used for any unlawful purpose, and will conform to and abide by any and all valid governmental regulations respecting the demised premises and the use and occupancy thereof.

                  (d) HOLD HARMLESS. Lessee shall indemnify and save harmless Lessor from and against all loss sustained or damage for injury to person or property sustained on said premises and from all loss, liability, or damage by reason of the operation of said nursing home by Lessee, unless such loss is due to the negligence or fault of Lessor.

                  (e) CREATION OF ADDITIONAL HAZARDS. Lessee will neither do, nor permit, any act or thing which may increase the casualty or fire hazard or insurance rates on such buildings except with the proper consent of Lessor and assumption by Lessee, during the original term or any Extended Term of this Lease, of additional rates arising from such additional potential hazard.

                  (f) UTILITIES. Lessee will pay, before delinquent, all telephone, heat, water, gas, electric, sanitary sewer or other utility expense or assessment, or trash removal expense which may be assessed or charged against Lessee during the term of this Lease.

                  (g) PROVISIONS AS TO MAINTENANCE, REPAIR, REPLACEMENT, AND RESTORATION. Lessee agrees that, subject to ordinary wear and tear and the provisions of Article 9, at its sole cost and expense, to maintain the Facility and make all necessary repairs to the buildings and all the interior and exterior components, systems, fixtures, and equipment, including state and federally mandated building repairs, improvements, or modifications necessitated by laws or regulations as may be necessary to maintain the Facility in as good repair and condition as the same are on the date of the commencement of this Lease (after giving effect to the Mandated Improvements as hereinafter defined in this paragraph), or which may be required by any laws, ordinances, or regulations of any pubic authority having jurisdiction. In fulfilling its obligations of maintenance hereunder during the Initial Term, Lessee covenants and agrees to make capital expenditures at the Facility in the minimum amount of Two Hundred Thousand and No/100 Dollars ($200,000.00) during the course of such Initial Term (the "Mandated Improvements"). No such specific requirement shall apply to any Extended Terms.

                  (h) ALTERATIONS AND IMPROVEMENTS. Lessee shall have the right, at its expense, to perform, from time to time, alterations and leasehold improvements at the Facility, provided all work shall be done in a good and workmanlike manner and in accordance with applicable codes and regulations, and provided that with respect to structural or major alterations Lessor has given written approval of such alterations or improvements, Lessor's consent not to be unreasonably withheld or delayed. "Major Alterations" shall mean those costing in excess of Twenty-Five Thousand and No/100 Dollars ($25,000.00). Lessee shall not allow any mechanic's or other liens to exist against the Facility by reason of work, labor, services, or materials supplied or claimed to have been supplied to Lessee upon the termination or expiration of this Lease. Any and all permanent alterations and lease hold improvements made by Lessee to the Facility shall remain the absolute property of Lessor [subject to the provisions of
Section 6(t) herein], without reimbursement or adjustment by Lessor to Lessee, either during or at the termination of this Lease.

                  (i) LIENS. Lessee shall not suffer or permit any liens to be attached to the premises, building, improvements, appurtenances, trade fixtures, apparatus, or equipment of Lessor located on said premises. If liens do occur and Lessee does not discharge said liens within sixty (60)
days of written notice by Lessor, or if legal action is taken before sixty (60) days to satisfy said liens, then Lessor may pay said lien and charge said costs as outlined in Section 6(l) hereunder; provided, however, Lessee may legitimately contest any lien that it feels is improper as long as the contesting of said lien does not cause foreclosure or other proceedings which puts the property of Lessor in jeopardy, and in that case Lessor can satisfy the Lien as outlined herein.

                  (j) TAXES AND FEES. Lessee shall pay all license fees, assessments, and sales, use, real and personal property, and other taxes or assessments now or hereafter imposed on the leased property by reason of ownership, leasing, renting, possession, or use, whether they be assessed to Lessor or Lessee, together with any penalties or interest in connection therewith (unless Lessor shall not have timely forwarded any tax bill to Lessee). If any tax related to the leased premises is now or hereafter required by law to be assessed or billed to Lessor, Lessee, at its expense, will do anything required to be done by Lessor in connection with the levy, assessment, billing, or payment of such tax, and is hereby authorized by Lessor to act on Lessor's behalf in such respects. Lessee will cause all billings of such taxes to Lessor to be made by Lessor in care of Lessee and will, from time to time on request of Lessor, submit written evidence of the payment of all of the governmental obligations mentioned in this Section. Real estate taxes and assessments shall be prorated as of the Commencement Date and Termination Date.

                  (k) INSURANCE AND LIABILITY. Lessee shall procure and maintain in force throughout the term of this Lease, with a responsible insurance company or company reasonable acceptable to Lessor, insurance policies insuring the Facility and its contents for fire and extended damage coverage. Coverage and amounts thereof shall be 100% of replacement value and shall be updated annually as to that replacement value. In addition, Lessee shall maintain proper business interruption insurance for at least three hundred sixty-five (365) days loss of income. Lessee acknowledges this responsibility to pay rent during the period of any rebuilding carried out under the terms of Section 9 (a) hereof. In addition thereto, Lessee agrees to maintain, at Lessee's expense, liability insurance coverage in an amount of not less than $5,000,000.00/$10,000.000.00. Said policy shall be procured by Lessee, at its own expense, and all policies shall name Lessor and Lessee as insured and shall provide that the policies may not be canceled or altered without at least thirty (30) days written notice to Lessor. Lessee shall provide Lessor with such evidence of the insurance company as Lessor may require. The mortgagee of Lessor shall also be named as an insured party and the policy shall further provide that it may not be canceled or altered without at least thirty (30) days advance written notice to Lessor's mortgagee. Lessee may provide the insurance required thereunder through the blanket coverage insurance policies which it may from time to time maintain.

         Neither Lessor nor Lessee shall be liable (by way of subrogation or otherwise) to any other party (or any insurance company insuring another party) for any loss or damage to any property covered by insurance, even though such loss or damage might have been caused by the negligence of Lessor or Lessee, or their respective agents, servants, employees, clients, invitees, patrons, or guests. This provision shall be in effect only so long as the applicable insurance policies provide that this waiver shall not affect the right of the insured to recover under such policies, and each party shall use its best efforts (including payment of additional premiums by Lessee, if necessary) to have its insurance policies contain the standard waiver of subrogation clause. In the event Lessor's or Lessee's insurance carrier declines to accept a standard waiver of subrogation clause, Lessor or Lessee, as the case may be, shall promptly notify the other party, in which event the other party shall not be required to have its insurance policy contain such waiver of subrogation clause.

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                  (l) LESSEE'S FAILURE TO MAINTAIN INSURANCE, PAY LIENS,
UTILITIES, OR PAY TAXES. In the event Lessee fails to make any payment or do any act required hereof, including but not limited to failure to pay any lien, utility, or taxes and failure to maintain required insurance, Lessor may, without notice of demand, and without releasing Lessee from any obligation hereunder or waiving any breach hereof, make or do the same, and may pay, purchase, contest or compromise any charge, lien or encumbrance that in the judgment of Lessor appears to affect the lease property thereby incurring any liability and expending any amounts Lessor may, in its discretion, deem necessary or appropriate. All expenses so paid or incurred by Lessor shall be due immediately, shall be payable by Lessee without demand, and shall bear interest until paid at the prime rate of interest announced from time to time by Provident Bank, plus two percent (2%) per annum, or fifteen percent (15%) per annum, whichever is greater; but in no event more than the maximum lawful rate.

                  (m) FIXTURES AND PERSONAL PROPERTY. Lessee warrants that all furniture, fixtures, equipment, and apparatus listed on Exhibit B and the heating plant, air conditioner system, and electrical system will be in good working order and repair at the termination of the Lease, and if not, they shall be repaired by Lessee at Lessee's expense.

         During the term of this Lease, Lessee agrees to replace or repair any and all furniture, fixtures, and equipment listed on Exhibit B as necessary for the operation of the Facility and to pay for said furniture, fixtures, and equipment replacement or repair. At the termination of the Lease, it is agreed and understood that the property so listed on Exhibit B, replaced or repaired by Lessee will become the sole and exclusive property of Lessor, without expense to Lessor.

                  (n) SURRENDER OF POSSESSION AT END OF LEASE. Lessee agrees to surrender possession of the leased premises to Lessor at the end of the term, without notice or demand, in as good as condition as when entered, ordinary wear and tear excepted and subject to the provisions of Section 6(g) and Article 9 hereof. Upon termination, Lessee agrees to reimburse Lessor for any damage done to said premises during the term of the Lease.

                  (o) ASSIGNMENT OF LEASE AND/OR SALE. This Lease shall not be sublet or assigned, and Lessee will not assign or allow the Facility to be managed by any other party without the prior written consent of the Lessor.

                  Lessor's consent to the assignment of this Lease shall not be required if the assignment is to a corporation which is a wholly owned subsidiary or affiliated corporation (as that term is defined in Internal Revenue Code Section 1504) of Lessee and provided that the succeeding corporation expressly assumes by appropriate written instruments and authority the obligation of Lessee hereunder whether accrued or accruing prior to or after the date of such assignment or assumption. Lessee acknowledges that Lessor has the right, at any time during the Initial Term or any Extended Term of this Lease, to sell the Facility to a third party or assign the Lease to another entity, subject to Lessee's rights hereunder.

                  (p) RIGHT OF ENTRY. Lessor, or any of its duly authorized agents, may enter upon the premises, at all reasonable times, to examine the condition of the premises and the state of repair and maintenance being performed by Lessee.

                  (q) RENT DEMAND. Every demand for rent made after the same falls due shall have


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



the same effect in law as if made on the day and at the time the same is due, any provision to the contrary notwithstanding.

                  (r) LESSOR LIABILITY. Lessee agrees that all personal property of every kind and description that may at any time be in and or on the premises shall be at Lessee's sole risk and that Lessor shall not be liable for any damage to the said property unless caused by action of Lessor.

                  (s) CUMULATIVE NATURE OF LESSOR'S RIGHTS. All rights and remedies of Lessor under this Lease shall be cumulative and none shall be exclusive of any other right or remedy allowed by law.

                  (t) LESSEE'S PERSONALTY. Lessee shall have the right and privilege at the expiration of the Lease, or any extension or renewal thereof, to remove all of its furniture and equipment, except those items which have become permanently affixed to the premises, and for this purpose said furniture and equipment shall be considered personalty to the extent to which they have not been permanently fixed to the premises; provided Lessee shall promptly repair any damage occasioned by the removal. At the expiration of this Lease, Lessee shall have no right or claim to the personal property described in Exhibit B attached hereto or any replacements thereof, which shall remain the absolute and exclusive property of Lessor.

                  (u) HOLD-OVER. Rights acquired under this Lease shall not extend beyond their term herein granted, and no holding over, or continuing in the occupancy of the leased premises shall cause or be construed to be an extension of said Lease; but in any and all such cases Lessee shall be a tenant at will at the option of Lessor, subject to removal by said Lessor by summary process and proceedings. Lessee hereby agrees to pay for the time said Lessee shall retain possession of said premises after the termination of this Lease, at the rate of rental for the last month of the term of said Lease, and to pay all expenses of Lessor incurred in enforcing the provisions hereof.

                  (v) TRIPLE NET LEASE. Lessee and Lessor acknowledge that this is a "Triple Net Lease" and that, except as otherwise provided herein, all costs of maintaining the Facility as specified in this Lease Agreement including but not limited to taxes and assessments, insurance, all maintenance and repairs and all alterations and additions are the responsibility and cost of Lessee.

         7.       COVENANTS OF LESSOR.

                  (a) QUIET ENJOYMENT. Lessor will warrant and defend Lessee in the enjoyment and peaceable possession of the demised premises (both Land and Facility, including the property listed on Exhibit B, all of which property is referred to in this Lease as the "Facility") during the term hereof, if Lessee shall perform any and all of the covenants, agreement, terms, and conditions herein agreed to be kept by Lessee. The covenants contained in this Section 7(a) shall not be restricted, limited, or qualified by any other provision of this Lease.

                  (b) ABSENCE OF DEFICIENCIES. Lessor covenants and agrees that the demised premises will be delivered to the Lessee upon the commencement of this Lease free from all orders, notices, and violations filed or entered by any public or quasi-public authority and free from complaints and/or reports of violations filed with any federal, state, county, municipal or other authority, unless such conditions shall be due to the fault of Lessee.

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



                  (c) MANAGEMENT AND CONTROL. Lessor covenants and agrees that Lessee shall have the entire right of management, control and operation of the Facility and business which is the subject matter of said Facility, namely, the operation of a duly licensed nursing home, without interference, hindrance or directly or indirectly, by the Lessor or any officers, agents, directors or employees of Lessor.

                  (d) LESSOR'S OTHER WARRANTIES. Lessor further warrants to Lessee as follows:

                           1. There are and will be no leases, contracts, or
similar agreements or obligations in force which affect the use or occupancy of the premises as a nursing home facility.

                           2. Lessor is not aware of any violation and there
have been no notices of violation of any applicable law, order, ordinance, rule, regulation, or requirements, or of any covenant, condition or restriction affecting or relating to the use or occupancy of the premises as a nursing home facility issued by any governmental agency or any person entitled to enforce same.

                           3. To the best of Lessor's knowledge, there are
currently pending no legal or administrative proceedings or investigations in any court or agency of any nature whatsoever or judgments, orders, writs, injunctions, regulations, codes, or ordinances affecting the use of the Facility by Lessee as a nursing home facility.

                           4. Lessor will cooperate fully with Lessee to permit
a smooth transition of operations at the Facility, including but not limited to, doing all things to assist Lessee in obtaining all licenses, permits and certificates necessary for the operation of a nursing home at the Facility.

                           5. To the best of Lessor's knowledge, (i) neither
Lessor nor the current tenant is in violation of any federal, state, or local legal or regulatory requirement of an kind or nature whatsoever relating to the Facility (including zoning and land use laws, building, safety, or health ordinances and codes), or of any covenants, conditions, and restrictions affecting or relating to the use or occupancy thereof; (ii) neither Lessor nor the current tenant has received any notice from any governmental agency or authority of any pending proceeding to take all or any part of the assets (whether leased or owned) by condemnation or right of eminent domain and, to the best of the knowledge of Lessor, no such proceeding is threatened; and (iii) Lessor or the current tenant now has and will maintain in effect all licenses, permits, certificates of need, Section 1122 approvals, facility certifications, provider agreements, consents, and other authorizations from all federal, state, municipal, and other governmental agencies or authorities as are necessary to lawfully operate all beds contained in the Facility as a nursing home that is dually certified to provide skilled nursing and intermediate care facility services, and to receive payment therefor under the Medicare and state Medicaid programs (the "Government Approvals") and there are no, and no notices have been given to any party of any, violations or breaches of any law, rule, regulation, order, certificate, agreement, condition in participation, or standard related to any of the governmental authorizations except taxes that have been cured or were given formal waivers at the time of the claim.

                           6. As of August 31, 1997, all Facility systems,
equipment, and the structure of the buildings on the land shall be in good working order and condition. Lessor warrants that it has no knowledge of any latent defects respecting the Facility.

         8. CONDITIONS. Lessee's obligations hereunder shall be further subject to and contingent upon all of the following, at Lessee's option, unless waived in writing by Lessee:

                  (a) Lessee shall have obtained in its name, as Lessee, all licenses, certificate of need, Medicare and Medicaid certifications, or other governmental approvals or authorizations of any kind required to permit Lessee to lease and operate the Facility as presently operated and to obtain Medicare and Medicaid reimbursement ("Lessee's Government Approvals"). Lessee agrees to make application for Lessee's Government Approvals as soon as practicable and to diligently pursue the approval of such applications. Lessor agrees to cooperate fully with Lessee to obtain Lessee's Government Approvals. It shall be a condition of Lessee's obligations under this Lease that:

                           (i) Lessee shall have obtained in its name prior to
September 30, 1997, a license to operate the Facility as a nursing home; and

                           (ii) Certification of the Facility as a dually
certified skilled nursing intermediate care facility under the Medicare and Medicaid programs, and provider agreements to participate in such programs not later than September 30, 1997. Should said licensing and certifications not be obtained by said dates, then Lessor or Lessee may give a written notice to the other of cancellation of this Lease to be effective at the end of the calendar month next following the date of receipt of said written notice. In order that Lessee may take possession of the Facility and operate same as of the Commencement Date, the current tenant of the Facility shall have delivered a letter of responsibility to the Ohio Department of Health allowing Lessee to operate the Facility until receipt of Lessee's Government Approvals.

                  (b) Receipt by Lessee and approval of a commitment for the issuance to Lessee of an ALTA Form B leasehold title insurance policy currently dated and showing Lessor to hold fee simple title to the Land, free and clear of all liens, defects, encumbrances, assessments, encroachments, reservations, and restrictions, whatsoever except for (i) zoning ordinances, (ii) real estate taxes and installments of assessments which are not delinquent, and (iii) easements, agreements, and restrictions of record which do not interfere with Lessee's intended use of the Facility. The commitment shall be in the amount of One Million Four Hundred Thousand and No/100 Dollars ($1,400,000.00) and shall be paid for by Lessee.

                  (c) Receipt and approval by Lessee of a staked survey of the Land containing a legal description thereof and showing the location of all improvements and easements located on the Land in relation to property lines and all roadways adjoining the Facility. The survey shall be paid for by Lessee.

                  (d) Receipt and approval by Lessee of a report showing that the Facility is not subject to collections of radon gas or radon gas infiltration. The test and report shall be paid for by Lessee.

                  (e) Receipt and approval by Lessee of a report of an environmental audit ("Audit") of the Facility prepared by a registered engineer ("Engineer") acceptable to the Lessee. The Audit shall contain the results of the following:

                           (i) Search of records of governmental agencies
(local, state, and federal)
on environmental matters respecting the Facility and adjoining land, if any, owned by Lessor;

                           (ii) Physical inspection of the Facility; and,

                           (iii) if there is any reason to suspect the presence
of hazardous materials, then appropriate samples and tests of the soil, surface water, and ground water;

                           (iv) further, if the Facility is uncontaminated, a
certification by the Engineer that the Facility meets all federal and state of Ohio environmental statues and regulations.

         The Audit must be in form and substance satisfactory to Lessee. Lessor shall fully cooperate in providing to Lessee's Engineer all pertinent information it may have which relates to the Audit, as requested by Engineer. The cost of the Audit shall be paid for by Lessee.

                  (f) The current tenant of the Facility shall have timely filed a forty-five (45) day notice with the Ohio Department of Human Services.

         If items (b) and (c) shall not have been satisfied or waived in writing by Lessee by July 11, 1997, then, in that event, Lessee shall have the option of canceling this Lease by giving written notice to Lessor not later than July 11, 1997.

         Lessee shall give written notice on or before July 11, 1997, to Lessor stating whether Lessee intends to have the tests conducted which are provided for in Items (d) and (e). If Lessee elects to have either or both tests conducted, then each of these conditions must be satisfied or waived not later than July 11, 1997, and if either or both conditions shall not have been satisfied or waived by said date, then, in that event, Lessee shall have the option of canceling this Lease by giving written notice to Lessor not later than July 11, 1997.

         At the termination of the Lease, Lessee shall, at Lessor's request, do all things reasonably necessary to transfer the nursing home license to Lessor or its designee.

         9.       PROVISIONS AS TO LOSS OF USE OF PREMISES.

                  (a) FIRE AND OTHER UNAVOIDABLE CASUALTY. If the Facility is partially or totally destroyed by fire, the elements or other casualty, Lessor shall restore or rebuild the same as nearly as practicable to the condition at the time of the commencement of the Lease, such restoring or rebuilding to be commenced and completed as soon as reasonably possible after such fire or destruction and to be completed in the event of total destruction within three hundred sixty-five (365) days from the date of the casualty. During the time the restoring or rebuilding of the premises is being carried out, Lessee shall be responsible for paying the rent. Notwithstanding the foregoing, in the event that such fire or other casualty shall destroy more that fifty percent (50%) of the then value of the Facility including the property listed on Exhibit B (and all replacement thereof), and the premises cannot be rebuilt or restored within three hundred sixty-five (365) days, then Lessor or Lessee may terminate this Lease as of the day of such damage or destruction by giving written notice to the other of its election to do so within thirty (30) days after such damage or destruction. If said Lease is not terminated, the premises shall be rebuilt or restored as provided herein, as soon as reasonably practicable.

                  (b) EMINENT DOMAIN. If the whole or any material portion of the Facility is taken by or conveyed to any public authority under the power of eminent domain, Lessee may terminate this lease as of the date possession is delivered to such authority or purchaser and any rent paid in advance, as of such delivery date, shall be refunded to Lessee. Lessee shall have the right to continue the possession of any part of the Facility not taken under the power of eminent domain, upon the same terms and conditions hereof, provided that the rent shall be reduced in direct proportion to the number of licensed beds in the Facility which are rendered unusable by the taking. The reduction shall be based on the ratio of the licensed beds which are lost to the total number of licensed beds presently in the Facility which is one hundred sixteen (116). Lessee shall not be entitled to proceeds arising from condemnation or the threat thereof unless a specific award or allegation is made for Lessee's interest, provided, however, nothing contained herein shall be deemed or construed to prevent Lessee from enforcing and prosecuting a claim for the value of its interest in a condemnation proceeding brought against either under a power of eminent domain. Lessor and Lessee shall fully cooperate with each other in pursuing awards for their respective interests.

         10. ACCESS TO RECORDS. Notwithstanding any other provision of this Lease, Lessor and Lessee agree that they will make available, upon written request of the Secretary of Health and Human Services, or upon request of the Comptroller General, or any of their duly authorized representatives, the contract, and books, documents and records necessary to comply with the provisions of Section 952 of the Omnibus Reconciliation Act of 1980, Section 1861 (v)(1)(I) of the Social Security Act, to the extent that such are now in either party's possession or come into either party's possession following the execution of this Lease, until the expiration of four (4) years after the furnishing of services pursuant to this Lease, within the meaning of that Section. This Article 10 shall continue to be effective between the parties notwithstanding the termination or recision of all or part of the remainder of this Lease.

         11. INDEMNIFICATION. Lessee shall indemnify and save Lessor harmless of and from any loss, cost, damage, or expense whatsoever arising out of any accident or other occurrence causing injury to any person or property due directly or indirectly to the use of the leased premises or any public or private property adjacent thereto by Lessee or any person claiming under Lessee, or as the result of any act or omission of Lessee, its agents and employees, or the act of any other person.

         Lessor shall indemnify and hold Lessee harmless from any claims for personal injury or property damage arising from Lessor's default in the performance of its obligations under this Lease.

         12. DEFAULT BY LESSEE. This Lease is made upon the condition that Lessee shall punctually and faithfully perform all of the covenants and agreements by it to be performed as herein set forth, and if any of the following events of default shall occur, to wit: (a) any installment of rent or any other sums required to be paid by Lessee hereunder, or any part thereof, shall, at any time be in arrears and unpaid by Lessee hereunder, or any part thereof, shall, at any time be in arrears and unpaid after the same is due and payable for ten (10) days after receipt of written notice from Lessor; (b) there be any default on the part of the Lessee in the observance or performance of any of the other covenants agreements, or conditions of this Lease on the part of the Lessee to be kept and performed, and said default shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee [unless such default cannot reasonably be cured within thirty (30) days and Lessee shall have commenced to cure said default within said thirty (30) days and continues diligently to pursuant the curing of the same]; (c) Lessee shall file a petition in bankruptcy, have a petition filed against it or be adjudicated as bankrupt, or file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation or make an assignment for the benefit of creditors; (d) any trustee, receiver or liquidator of Lessee or of all or any substantial part of its properties or of the premises shall be appointed in any action, suit or proceeding by or against Lessee and such proceeding or action shall not have been dismissed within thirty (30) days after such appointment; (e) the leasehold estate hereby created shall be taken on execution or by other process of law; (f) Lessee shall vacate or abandon the premises; or (g) the license for the operation of the Facility or the certification of the Facility's eligibility for Medicare and/or Medicaid are at any time suspended, terminated, or revoked and such suspension, termination, or revocation shall continue unstayed and in effect for a period of fifteen (15) days consecutively, which period shall be automatically extended during the pendency of any proceeding, review, or appeal regarding such suspension, termination, or revocation (Lessee shall promptly notify Lessor in writing of any such pending proceeding), then and in any of said cases, Lessor, at its option, may, by written notice, terminate this Lease and re-enter upon the premises and take possession thereof with full right to sue for and collect all sums or amounts with respect to which Lessee may then be in default and accrued up to the time of such entry, including damages to Lessor by reason of any breach or default on the part of Lessee, or Lessor may, if it elects to do so, bring suit for the collection of such rents and damages without entering into possession of the premises or voiding this Lease.

         In addition to, but not in limitation of, any of the remedies set forth in this Lease or given to Lessor by law or in equity, Lessor shall also have the right and option, in the event of any default by Lessee under this Lease and the continuance of such default after the period of notice above provided, to retake possession of the premises from Lessee by summary proceedings or otherwise, and it is agreed that the commencement and prosecution of any action by Lessor in forcible entry and detainer, ejectment or otherwise, or any execution of any judgment or decree obtained in any action to recover possession of the premises, shall not be construed as an election to terminate this Lease unless Lessor expressly exercises its option hereinbefore provided to declare the term hereof ended, whether or not such entry or re-entry be had or taken under summary proceedings or otherwise, and shall not be deemed to have absolved or discharged Lessee from any of its obligations and liabilities for the remainder of the term of this Lease, and Lessee shall, notwithstanding such entry or re-entry, continue to be liable for the payment of the rents and the performance of the other covenants and conditions hereof and shall pay to Lessor all monthly deficits after any such re-entry in monthly installments as the amounts of such deficits from time to time are ascertained, and, if in the event of any such ouster, Lessor rents or leases the premises to some other person, firm or corporation (whether for a term greater, less than or equal to the unexpired portion of the term created hereunder but assuming arms length negotiations, with a new tenant unrelated to Lessor) for an aggregate rent during the portion of such new lease co-extensive with the term created hereunder which is less than the rent and other charges which Lessee would pay hereunder for such period, Lessor may immediately upon the making such new lease of the creation of such new tenancy sue for the recovery of the difference between the aggregate rental provided of in said new lease for the portion of the term co-extensive with the term created hereunder, and the rent which Lessee would pay hereunder for such period, together with any expense to which Lessor may be put for brokerage commission, placing the premises in tenantable condition or otherwise. If such new lease or tenancy is made for a shorter term that the balance of this Lease, any such action brought by Lessor to collect the deficit for that period shall not bar Lessor from thereafter suing for any loss accruing during the balance of the unexpired term of this Lease. All rights and remedies of Lessor herein enumerated shall be cumulative, and none shall exclude any other remedies allowed at law or in equity.

         13. LESSOR'S BREACH. In the event of any breach of any representations, warranty or covenants of Lessor under this Lease, then unless such breach or failure is cured within thirty (30) days after written notice from Lessee, (if such default cannot reasonably be cured within such thirty [30] day period, then Lessor shall not be deemed in default so long as it commences to cure the same within such period and diligently pursues such cure), Lessee may terminate this Lease and all of its obligations hereunder and seek all available remedies at law or in equity.

         14. NO ASSUMPTION OF LIABILITIES. Notwithstanding any provision contained in this Lease or in any exhibit or other document referred to in this Lease to the contrary, this Lease is intended as and shall be deemed to be an agreement for the lease of assets and none of the provisions hereof shall be deemed to create any obligation or liability of any party to any person or entity that is not a party to this Lease, whether under a third-party beneficiary theory, laws relating to transferee liabilities or otherwise.

         15. MANAGEMENT BY LESSEE. Lessee, during the Lease term, will manage the nursing home facility upon the premises. Lessee warrants that it will operate the nursing home facility in a professional manner, and will materially comply with all federal, state, and local laws and regulations. Lessee will be primarily responsible to Lessor under this Lease. Lessee will not allow any other party to manage the Facility without the express written consent of Lessor which said consent Lessor in its sole discretion may withhold.

         Lessee agrees to furnish Lessor a complete annual financial report within ninety (90) days following the end of each fiscal year, based upon examination of the books and records of Lessee for the Facility being operated pursuant to this Lease, prepared in accordance with the requirements of the Secretary of Housing and Urban Development, certified to by an officer of Lessee, and prepared and certified to by a Certified Public Accountant. In addition, Lessee agrees to provide to Lessor, upon request, an annual "Medicaid Cost Report", in accordance with the requirements of Medicaid. Further, Lessee shall provide Lessor with a quarterly statement of income respecting the operations of the Facility, and will provide Lessor with a monthly statement of income if and when Lessee routinely provides such statements at monthly internals to its other lessors.

         16. FORCE MAJEURE. In the event that either Lessor or Lessee shall be delayed, hindered or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, riots, insurrection, war or other factors beyond the parties' reasonable control, then performance shall be extended for the period of such delay.

         17. REPLACEMENT RESERVE. The parties acknowledge and agree that the United States Department of Housing and Urban Development, Federal Housing Administration ("HUD") has provided Lessor with mortgage financing for the Facility (the "HUD Financing"). The HUD Financing requires Lessor to maintain a replacement reserve fund for capital improvements (the "Replacement Reserve"). Lessor hereby covenants and agrees that Lessee may utilize funds in the Replacement Reserve to fund capital improvements made at the Facility in accordance with the Lease throughout the Initial Term and/or any Extended Term(s) so long as the balance in such Replacement Reserve at the end of the Initial Term and /or any Extended Term is not less than One Hundred Fifty Thousand and No/100 Dollars ($150,000.00). Nothing stated herein shall relieve Lessor from its obligation to make the required payments to the Replacement Reserve, and Lessor covenants and agrees to make such payments as required by the HUD Financing. If Lessee is required to provide funds in order that the Replacement Reserve has the balance required herein, such funds shall be paid to Lessor and Lessor agrees to pay same in accordance with the HUD Financing.


         18. TERMINATION PAYMENTS. Lessor covenants and agrees with Lessee that any payments Lessor receives from the current tenant of the Facility (except for retention by Lessor of a security deposit in the amount of Sixty Five Thousand and No/100 Dollars ($65,000.00) in connection with the early termination of the existing lease shall, at the option of Lessee: (i) be credited to Lessee's rent obligations due under this Lease; or (ii) utilized to fund capital improvements made by Lessee to the Facility in accordance with this Lease.

         19. BROKERS. Lessor and Lessee represent and warrant to each together that they have not dealt with any real estate brokers or agents and that no brokerage fees, finder's fees or commissions are owed in connection with this Lease. Lessor and Lessee shall indemnify and hold the other harmless from any other fees claimed in connection with this Lease thought the indemnifying party.

         20. NOTICES. Any notice, statement, request, demand, consent or other communication required or permitted by this Lease ("Notices") shall be in writing and delivered personally, or by a national courier service or by certified mail, postage prepaid, return receipt requested to the addresses as follows, or such other address as the parties shall notify each other in writing.

         If to Lessor:                      Pinecrest Care Center
         -------------                      c/o Dr. Gerald E. Vallee
                                            Medical Plaza
                                            936 S. R. 160
                                            Gallipolis, Ohio 45631

                                            and

                                            Dr. Richard E. Vallee
                                            619 South Bourbon Street
                                            Blanchester, Ohio 45107

         With a Copy to:                    Donald L. Feinstein, Esq.
         ---------------                    Feinstein, Mulligan & Fromson
                                            3478 North High Street
                                            Columbus, Ohio 43214

         If to Lessee:                      Arbor Health Care Company
         -------------                      1100 Shawnee Road
                                            Lima, Ohio 45805
                                            Attn: Pier C. Borra, President

         With a Copy to:                    Brad C. Roush, Esq.
         ---------------                    1100 Shawnee Road
                                            Lima, Ohio 45805

         When personally delivered, all notices shall be deemed given upon actual receipt. When mailed, all notices shall be deemed given upon actual receipt, or three (3) days after mailing, whichever occurs first. Any notices meeting the requirements of this section shall be effective, regardless of whether actually received.

         21. MEMORANDUM OF LEASE. This Lease shall not be recorded. Lessor and Lessee each agree upon the request of the other to execute and deliver a short form memorandum of lease for recording purposes.

         22. RELATIONSHIP. Nothing contained in this Lease shall be deemed or construed as creating the relationship of principal and agent, partnership, joint venture or any association whatsoever between Lessor and Lessee. No acts of Lessor and Lessee shall be deemed to create any relationship other than Lessor and Lessee.

         23. WAIVER. No failure of Lessor and Lessee to enforce against the other any term or provision of this Lease shall be deemed a waiver thereof.

         24. ENTIRE AGREEMENT. This Lease is the entire agreement of Lessor and Lessee concerning the Facility and supersedes any and all oral or written agreements of the parties hereto, including, but not limited to, the Letter of Intent dated as of June 6, 1997. All terms, conditions, and provisions of this Lease shall be deemed to be covenants.

         25. AMENDMENTS. This Lease may be amended only in a writing signed by Lessor and Lessee.

         26. BINDING EFFECT. This Lease shall be binding upon and shall inure to the benefit of Lessor and Lessee, their respective successors and permitted assigns.

         27. HEADINGS. The section headings contained herein are for convenience only and shall not, in any way, affect the interpretation or enforceability of any provision of this Lease.

         28. USE OF NAME. Lessor hereby assigns to Lessee, effective as of the Commencement Date, the exclusive right to the use of the name Pinecrest Care Center.

         29. GOVERNING LAW. This Lease shall be construed and enforced pursuant to the laws of the State of Ohio.

         30. ATTORNEYS FEES. In the event that any party is required to engage the services of legal counsel to enforce its rights under this Lease against any other party, regardless of whether such action results in litigation, the prevailing party shall be entitled to reasonable attorneys fees and costs from the other party.

         31. AUTHORITY. Lessor and Lessee each represent and warrant to the other that the representative signing of this Lease on behalf of Lessor and Lessee is authorized to bind Lessor and Lessee respectively and that this Lease has been approved by all partners of Lessor and Lessee's Board of Directors.

         32. SECURITY DEPOSIT. A security deposit of Fifty Thousand Dollars ($50,000.00) shall be paid by Lessee within one (1) year from the Commencement Date. In the event of a default and after the passage of any applicable grace period(s), Lessor may utilize said security deposit to cure Lessee's default or breach under this Lease, reserving all other legal and equitable remedies. In the event Lessee pays all rent and complies with all the terms and conditions of this Lease through the date of expiration, then the security deposit shall be returned to Lessee, without interest, within thirty (30) days of termination unless Lessor shall have given written notice to Lessee indicating that all or a portion of the security deposit is being held to cure a default or breach under the Lease by Lessee.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be executed by their duly authorized representatives as of the day and year first above written.


Signed and Acknowledged                                       PINECREST CARE CENTER, an Ohio general
in the Presence of:                                           partnership

 \s\ Jeanie Sims                                              By: \s\ Richard E. Vallee
----------------------------------------                          -------------------------------
(as to Gerald E. Vallee, James A. Kemp,                              Richard E. Vallee
Mel P.Simon and Gene H. Abels)

 \s\ Jeanie Sims                                              By: \s\ Gerald E. Vallee
----------------------------------------                          -------------------------------
(as to Gerald E. Vallee, James A. Kemp,                             Gerald E. Vallee
Mel P. Simon and Gene H. Abels)

 \s\ Constance Sims                                           By: \s\ James A. Kemp
----------------------------------------                          -------------------------------
(as to Richard E. Vallee)                                            James A. Kemp

 \s\ Donna S. Colley                                          By: \s\ Mel P. Simon
----------------------------------------                          -------------------------------
(as to Richard E. Vallee)                                            Mel P. Simon

 \s\ Patricia M. Perign
----------------------------------------
(as to Robert D. Murtha)                                      By: \s\ Gene H. Abels
                                                                  -------------------------------
                                                                     Gene H. Abels
 \s\ Maura Miller
----------------------------------------
(as to Robert D. Murtha)                                      By: \s\ Robert D. Murtha
                                                                  -------------------------------
                                                                     Robert D. Murtha


                                                              ARBOR HEALTH CARE COMPANY,
                                                              A Delaware corporation

 \s\ Donna S. Colley                                          By: \s\ Pier C. Borra
-----------------------------------------                         -------------------------------
                                                                     Pier C. Borra, President

 \s\ Constance Sims
-----------------------------------------

STATE OF OHIO                       )
                                    )       SS:
COUNTY OF GALLIA                    )
          ------

         The foregoing instrument was acknowledged before me this 25th day of July, 1997, by Gerald E. Vallee, James A. Kemp, Mel P. Simon and Gene H. Abels, partners of Pinecrest Care Center, an Ohio general partnership.


                                               \s\ Jeanie Sims
                                              ----------------------------------
                                              Notary Public
                                              My Commission Expires: 2-27-2000
                                                                     ---------


STATE OF OHIO                       )
                                    )       SS:
COUNTY OF ALLEN                     )
          -----

         The foregoing instrument was acknowledged before me this 28th day of July, 1997, by Richard E. Vallee, a partner of Pinecrest Care Center, an Ohio general partnership.



                                               \s\ Constance Sims
                                              ----------------------------------
                                              Notary Public
                                              My Commission Expires: 12-26-97
                                                                     --------


STATE OF    OHIO                    )
          --------                  )       SS:
COUNTY OF FRANKLIN                  )
          --------

         The foregoing instrument was acknowledged before me this 29th day of July, 1997, by Robert D. Murtha, a partner of Pinecrest Care Center, an Ohio general partnership.



                                               \s\ Patricia M. Perigo
                                              ----------------------------------
                                              Notary Public
                                              My Commission Expires:  4-9-2001
                                                                     ---------

STATE OF OHIO                       )
                                    )       SS:
COUNTY OF ALLEN                     )
          -------

         The foregoing instrument was acknowledged before me this 28th day of July, 1997, by Pier C. Borra, the President of Arbor Health Care Company, a Delaware corporation, on behalf of the corporation.


                                               \s\ Constance Sims
                                              ----------------------------------
                                              Notary Public
                                              My Commission Expires: 12-26-97
                                                                     --------